Exhibit 10.18

AMENDMENT #3

TO THE FIRST AMENDED AND RESTATED

SOFTWARE DISTRIBUTION LICENSE AGREEMENT

This AMENDMENT #3 (“Amendment”) to the Software Distribution License Agreement between Microsoft Corporation (“Microsoft) and Ezenia! Inc. (“Company”), effective January 1st 2005 (“Agreement’) is made and entered into as of January l, 2007 (the “Amendment Effective Date”).

RECITALS

WHEREAS, the parties wish to reinstate the Agreement and extend the Term until December 31, 2008; and

WHEREAS, the parties wish to apply new royalty payment amounts and schedules to the state Extension Term.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Extension of the Agreement’s Term. The parties agree to extend the Term of the Agreement to expire on December 31, 2008. For the purposes of this Amendment the period commencing on January 1, 2007 and terminating on December 31, 2008 shall be referred to as the “Extension Term,”

2. Section 6.1,1 is hereby added to the Agreement as follows:

6.1.1 Minimum Royalty Payment During Extension Term. During the Extension Term, beginning January 1, 2007 and expiring on December 31, 2008, Company agrees to pay Microsoft a cumulative minimum of Four Million Nine Hundred Fifty Thousand US Dollars ($4,950,000.00) (“Extension Term Minimum License Fee Payment”). During each period of the Extension Term, Company agrees to pay Actual License Fees as set forth below:

January 1 - June 30, 2007	=	$500,000.00
July 1 - December, 2007	=	$1,200,000.00
TOTAL CY 2007	=	$1,700,000.00

January 1 - June 30, 2008	=	$1,000,000.00
July 1 - December, 2008	=	$1,750,000.00
TOTAL CY 2008	=	$2,750,000.00

Any Actual License Fees above the minimum commitment for a given period will count towards the Extension Term Minimum License Fee Payment.

If at the end of CY2008 (December 31, 2008) the cumulative Actual License Fees for CY2007 and CY2008 is less than the Extension Term Minimum License Fee Payment, Company will, no Later than thirty (30) days after the expiration of the Extension Term, pay Microsoft the remaining balance owed or $500,000.00 USD, whichever is the lesser amount.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment effective as of the date first set forth above.

MICROSOFT CORPORATION		EZENIA! INC

By:	/s/ Kim Akers	By:	/s/ Roger Tuttle
Name:	Kim Akers	Name:	Roger Tuttle
Title:	COM	Title:	CFO
Date:	5/7/07	Date:	4/20/07